UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2010

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

    On July 27, 2010, Century Aluminum Company (the “Company”) issued an earnings release announcing its results of operations for the quarter ended June 30, 2010.  A copy of the Company’s earnings release is attached as Exhibit 99.1 and is incorporated herein by reference.

    The Company will hold a follow-up conference call on Tuesday, July 27, 2010, at 5:00 p.m. Eastern Time. The earnings call will be webcast live on the Company’s website, located at www.centuryaluminum.com.  Anyone interested in listening to the live webcast should plan to begin the registration process for the webcast at least 10 minutes before the live call is scheduled to begin.  A replay of the webcast will be archived and available for replay approximately two hours following the live call.

    The foregoing, the press release attached as Exhibit 99.1 hereto and comments made by Century Aluminum management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements about future, not past, events and involve certain risks and uncertainties, any of which could cause our actual results to differ materially from those expressed in our forward-looking statements.  Such risks and uncertainties may include, without limitation, declines in aluminum prices or demand or increases in our operating costs; a worsening of global financial and economic conditions; our ability to access the credit and capital markets on acceptable terms, including to finance the completion of our Helguvik, Iceland smelter; additional delays in the completion of the Helguvik, Iceland smelter; our ability to successfully conclude our labor negotiations at our Hawesville, KY smelter; our ability to successfully manage and/or improve performance at each of our operating smelters; and our ability to successfully conclude negotiations on amendments to the power contracts for the Helguvik, Iceland smelter. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. We do not undertake, and specifically disclaim, any obligation to revise any forward-looking statements to reflect the occurrence of future events or circumstances.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	July 27, 2010	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated July 27, 2010.